Exhibit 99.2

Fourth Quarter 2019
Teleconference
Supplemental Data

Cautionary Statement

Forward-Looking Information    This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our future financial and business performance and prospects, including forecasted 2020 first quarter and full year business and financial results, pension expense, the impact of the coronavirus outbreak and foreign currency translation. These statements are based on the current expectations of management of Ecolab Inc. (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. In particular, with respect to the coronavirus outbreak, our China business will be impacted by the actions of the Chinese authorities to address the outbreak and the protracted shortages of raw materials and logistics on our supply chain. Additional risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of economic factors such as the worldwide economy, capital flows, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; our ability to execute key business initiatives, including upgrades to our information technology systems; potential information technology infrastructure failures and cybersecurity attacks; the proposed separation of our ChampionX business into a stand-alone company and merger with Apergy Corporation may be delayed or not completed at all and may not achieve the intended benefits; our ability to attract and retain high caliber management talent to lead our business; our ability to develop competitive advantages through innovation and to commercialize digital solutions; exposure to global economic, political and legal risks related to our international operations including trade sanctions; difficulty in procuring raw materials or fluctuations in raw material costs; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law.

Non-GAAP Financial Information    This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	2

4Q 2019 Overview

◢Sales:

▪

Reported sales +2%; fixed currency sales +3% with acquisition adjusted fixed currency sales +1%. Steady growth in the Industrial, Institutional and Other segments was partially offset by the estimated impact of a Healthcare product recall and a 3% decline in Energy segment sales.

◢ Operating Income:

▪	Reported operating margin -80 bps; adjusted fixed currency operating margin +60 basis points.
▪	Reported operating income -4%; adjusted fixed currency operating income +7%.
▪	Growth was led by double-digit gains in our Industrial and Energy segments, as pricing, lower delivered product costs and cost efficiency initiatives led the increase.

◢Earnings:

▪	Reported diluted EPS $1.47, +9%.
▪

Adjusted diluted EPS $1.66, +8% as strong operating income growth, led by pricing, lower delivered product costs and cost efficiency initiatives, drove the gain.  Excluding the estimated impact of a Healthcare product recall, adjusted diluted earnings per share would have risen 10%.

◢Outlook:

Note: This forecast includes an estimated unfavorable impact from the effects of the coronavirus outbreak of $0.05 per share in the first quarter; the second quarter through fourth quarter impact has not been estimated or forecasted.

▪	2020: Adjusted diluted EPS forecast $6.33 to $6.53, +9% to 12%.
▪	1Q 2020: Adjusted diluted EPS forecast of $1.05 to $1.13, +2% to 10%.

The outlook provided above is for consolidated Ecolab operations and continues to include the ChampionX business.

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	3

4Q 2019 Results

	Fourth Quarter Ended December 31
	Reported			Adjusted *
(unaudited)	Public Currency Rates		%	Public Currency Rates		%
(millions, except per share)	2019	2018	Change	2019	2018	Change
Net sales	$ 3,823.6	$ 3,760.5	2%	$ 3,823.6	$ 3,760.5	2%
Operating income	560.4	581.9	(4)%	637.1	600.7	6%
Net income attributable to Ecolab	429.6	395.1	9%	485.9	449.1	8%
Diluted earnings per share	$ 1.47	$ 1.35	9%	$ 1.66	$ 1.54	8%

				Adjusted *
	Fixed Currency Rates *		%	Fixed Currency Rates		%
	2019	2018	Change	2019	2018	Change
Net sales	$ 3,880.3	$ 3,778.9	3%	$ 3,880.3	$ 3,778.9	3%
Operating income	568.9	585.3	(3)%	645.6	604.1	7%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	4

4Q 2019 Sales Growth Detail

	Fixed Rate	Acq./Div. Adj.
Global Industrial	% Change	% Change	Consolidated*	% Change
Water	5%	5%	Volume & mix	-1%
Food & Beverage	9%	5%	Pricing	2%
Paper	-3%	-3%	Subtotal	1%
Textile Care	0%	0%	Acq./Div.	1%
Life Sciences	45%	13%	Fixed currency growth	3%
Total Global Industrial	6%	4%	Currency impact	-1%
			Total	2%
Global Institutional
Institutional	2%	2%	*Amounts above do not sum due to rounding.
Specialty	12%	7%
Healthcare	-2%	-5%
Total Global Institutional	3%	2%

Global Energy	-3%	-3%

Other
Pest Elimination	5%	5%
Colloidal Technologies	-5%	-5%
Total Other	4%	4%

Total	3%	1%

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	5

4Q 2019 Income Statement / Margins

($ millions, unaudited)	2019	% sales	2018	% sales	% change	Comments*

Gross Profit	$ 1,605.4	42.0%	$ 1,543.7	41.1%	4%	Adjusted gross margins were 42.4% in 2019 and 41.2% in 2018, increasing 120 bps and reflecting increased pricing and lower delivered product costs.

SG&A	984.0	25.7%	948.8	25.2%	4%

The ratio increased 50 bps as cost savings actions were more than offset by the impact of business mix, the estimated impact of the Healthcare recall and comparison versus strong improvement last year.

Operating Income (fixed FX)
Global Industrial	258.4	17.6%	226.8	16.3%	14%	Acquisition adjusted margins were 17.8% in 2019 and 16.3% in 2018, increasing 150 bps driven by improved pricing and lower delivered product costs.

Global Institutional	274.4	20.5%	278.0	21.4%	(1)%

Acquisition adjusted margins were 21.0% in 2019 and 21.4% in 2018, decreasing 40 bps as investments in the business and the estimated impact of the Healthcare recall more than offset improved pricing and cost savings actions.

Global Energy	108.2	12.8%	94.6	10.8%	14%

Acquisition adjusted margins were 12.8% in 2019 and 10.9% in 2018.  Margins increased 190 bps as cost savings, lower delivered product costs and improved pricing more than offset the impact of lower volume.

Other	44.2	19.4%	46.0	21.0%	(4)%	Acquisition adjusted fixed currency margins were 19.4% in 2019 vs. 21.0% in 2018. Margins declined due to investments in the business and the comparison to a strong period last year.
Subtotal at fixed FX	685.2	17.7%	645.4	17.1%	6%
FX	(8.9)		(3.6)

Corporate
Corp. Expense	(39.2)		(41.1)			Nalco intangible amortization.

Special Gains/(Ch.)	(76.7)		(18.8)			2019: Primarily the separation of ChampionX, restructuring charges and the Healthcare product recall. 2018: Primarily restructuring charges.
Total Corporate Exp.	(115.9)		(59.9)

Consolidated Op. Inc.	$ 560.4	14.7%	$ 581.9	15.5%	(4)%

2019 acquisition adjusted fixed currency operating margins were 16.9%, a 90 bps increase vs. the equivalent 2018 margin of 16.0%.  Pricing, lower delivered product costs and cost savings actions more than offset investments in the business.

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	6

4Q 2019 Balance Sheet / Cash Flow

Summary Balance Sheet
	December 31			December 31
(millions, unaudited)	2019	2018	(millions, unaudited)	2019	2018
Cash and cash eq.	$ 186.4	$ 114.7	Short-term debt	$ 380.6	$ 743.6
Accounts receivable, net	2,796.5	2,662.5	Accounts payable	1,284.3	1,255.6
Inventories	1,505.6	1,546.4	Other current liabilities	1,965.7	1,686.4
Other current assets	339.9	354.1	Long-term debt	5,973.5	6,301.6
PP&E, net	3,954.9	3,836.0	Pension/Postretirement	1,088.0	944.3
Goodwill and intangibles	10,924.2	10,875.7	Other liabilities	1,451.2	1,089.4
Other assets	1,161.6	685.1	Total equity	8,725.8	8,053.6
Total assets	$ 20,869.1	$ 20,074.5	Total liab. and equity	$ 20,869.1	$ 20,074.5

Selected Cash Flow items			Selected Balance Sheet measures
	Twelve Months Ended
	December 31			December 31
(millions, unaudited)	2019	2018	(unaudited)	2019	2018
Cash from op. activities	$ 2,420.7	$ 2,277.7	Total Debt/Total Capital	42.1%	46.7%
Depreciation	654.1	621.3	Net Debt/Total Capital	41.4%	46.3%
Amortization	319.2	317.0	Net Debt/EBITDA(*)	2.0	2.3
Capital expenditures	800.6	847.1	Net Debt/Adjusted EBITDA(*)	1.9	2.2

(*) EBITDA and Adjusted EBITDA are non-GAAP measures.  EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations.

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	7

2020 Adjusted Earnings Per Share Bridge

	2020 Forecast (adjusted diluted EPS)
	2019		1Q		2Q - 4Q		Full Year

	$ EPS	% Growth	$ EPS	% Growth	$ EPS	% Growth	$ EPS	% Growth

2018/2019	$5.25		$1.03		$4.79		$5.82

Operating EPS	5.93	13%	1.13 - 1.21	10% - 17%	5.37 - 5.49	12% - 15%	6.50 - 6.70	12% - 15%

Pension	0.02	0%	(0.02)	-2%	(0.06)	-1%	(0.08)	-1%
Coronavirus*			(0.05)	-5%	TBD		(0.05)*	-1%
Currency exch.	(0.13)	-2%	(0.01)	-1%	(0.03)	-1%	(0.04)	-1%
External EPS Impacts	(0.11)	-2%	(0.08)	-8%	(0.09)	-2%	(0.17)	-3%

2020 Forecast	$5.82	11%	$1.05 - $1.13	2% - 10%	$5.28 - $5.40	10% - 13%	$6.33 - $6.53	9% - 12%
Amounts may not sum due to rounding.
*Full year coronavirus impact reflects only 1Q of ($0.05); rest of year not estimated or forecasted.

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	8

Appendix

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	9

Non-GAAP Financial Measures

	Fourth Quarter Ended		Twelve Months Ended
(unaudited)	December 31		December 31
(millions, except percent)	2019	2018	2019	2018

Net sales
Reported GAAP net sales	$ 3,823.6	$ 3,760.5	$ 14,906.3	$ 14,668.2
Effect of foreign currency translation	56.7	18.4	140.6	(137.5)
Non-GAAP fixed currency sales	3,880.3	3,778.9	15,046.9	14,530.7
Effect of acquisitions and divestitures	(48.1)	(1.4)	(140.4)	(14.7)
Non-GAAP acquisition adjusted fixed currency sales	3,832.2	3,777.5	14,906.5	14,516.0
Less: Upstream acquisition adjusted fixed currency sales	579.4	613.5	2339.4	2403.6
Non-GAAP acquisition adjusted fixed currency sales, excluding Upstream	$ 3,252.8	$ 3,164.0	$ 12,567.1	$ 12,112.4

Cost of Sales
Reported GAAP cost of sales	$ 2,218.2	$ 2,216.8	$ 8,723.4	$ 8,625.9
Special (gains) and charges	15.7	5.8	38.5	9.3
Non-GAAP adjusted cost of sales	$ 2,202.5	$ 2,211.0	$ 8,684.9	$ 8,616.6

Gross Margin
Reported GAAP gross margin	42.0%	41.1%	41.5%	41.2%
Non-GAAP adjusted gross margin	42.4%	41.2%	41.7%	41.3%

Operating income
Reported GAAP operating income	$ 560.4	$ 581.9	$ 2,013.8	$ 1,947.0
Effect of foreign currency translation	8.5	3.4	20.4	(20.4)
Non-GAAP fixed currency operating income	568.9	585.3	2,034.2	1,926.6
Special (gains) and charges	76.7	18.8	250.1	136.0
Non-GAAP adjusted fixed currency operating income	645.6	604.1	2,284.3	2,062.6
Effect of acquisitions and divestitures	0.7	(0.3)	5.5	(0.4)
Non-GAAP acquisition adjusted fixed currency operating income	$ 646.3	$ 603.8	$ 2,289.8	$ 2,062.2

Operating Income Margin
Reported GAAP operating income margin	14.7%	15.5%	13.5%	13.3%
Non-GAAP adjusted fixed currency operating income margin	16.6%	16.0%	15.2%	14.2%
Non-GAAP acquisition adjusted fixed currency operating income margin	16.9%	16.0%	15.4%	14.2%

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	10

Non-GAAP Financial Measures

(unaudited)	Fourth Quarter Ended		Twelve Months Ended
(millions, except percent and per share)	December 31		December 31
	2019	2018	2019	2018
Interest expense, net
Reported GAAP interest expense, net	$ 46.2	$ 53.9	$ 191.2	$ 222.3
Special (gains) and charges, after tax	-	0.3	0.2	0.3
Non-GAAP adjusted interest expense, net	$ 46.2	$ 53.6	$ 191.0	$ 222.0
Other (income) expense
Reported GAAP other (income) expense	($13.4)	($19.9)	($76.3)	($79.9)
Special (gains) and charges	9.50	-	9.5	-
Non-GAAP adjusted other (income) expense	($22.9)	($19.9)	($85.8)	($79.9)
Net Income Attributable to Ecolab
Reported GAAP net income attributable to Ecolab	$ 429.6	$ 395.1	$ 1,558.9	$ 1,429.1
Special (gains) and charges, after tax	71.5	14.1	202.6	102.8
Discrete tax net expense (benefit)	(15.2)	39.9	(58.4)	4.7
Non-GAAP adjusted net income attributable to Ecolab	$ 485.9	$ 449.1	$ 1,703.1	$ 1,536.6
Diluted Earnings per Share Attributable to Ecolab ("EPS")
Reported GAAP diluted EPS	$ 1.47	$ 1.35	$ 5.33	$ 4.88
Special (gains) and charges, after tax	0.24	0.05	0.69	0.35
Discrete tax net expense (benefit)	(0.05)	0.14	(0.20)	0.02
Non-GAAP adjusted diluted EPS	$ 1.66	$ 1.54	$ 5.82	$ 5.25
Pension	(0.01)		(0.02)
Currency exchange	0.01		0.13
Non-GAAP adjusted diluted operating EPS	$ 1.66	$ 1.54	$ 5.93	$ 5.25
Provision for Income Taxes
Reported GAAP tax rate	17.7%	27.0%	17.0%	20.2%
Special gains and charges	(0.1)	0.0	0.6	0.3
Discrete tax items	2.5	(7.1)	2.7	(0.2)
Non-GAAP adjusted tax rate	20.1%	19.9%	20.3%	20.3%
EBITDA (trailing twelve months ended)
Net income including non-controlling interest	$ 1,576.2	$ 1,440.3
Provision for income taxes	322.7	364.3
Interest expense, net	191.2	222.3
Depreciation	654.1	621.3
Amortization	319.2	317.0
EBITDA	$ 3,063.4	$ 2,965.2
Special (gains) and charges impacting EBITDA	259.6	136.0
Adjusted EBITDA	$ 3,323.0	$ 3,101.2

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	11

Non-GAAP Financial Measures

	Fourth Quarter Ended December 31
	2019			2018
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 1,467.9	($28.3)	$ 1,439.6	$ 1,391.3	($1.3)	$ 1,390.0
Global Institutional	1,339.6	(19.0)	1,320.6	1,296.6	-	1,296.6
Global Energy	845.4	(0.1)	845.3	871.9	-	871.9
Other	227.4	(0.7)	226.7	219.1	(0.1)	219.0
Subtotal at fixed currency rates	3,880.3	(48.1)	3,832.2	3,778.9	(1.4)	3,777.5
Currency impact	(56.7)			(18.4)
Consolidated reported GAAP net sales	$ 3,823.6			$ 3,760.5

Operating Income
Global Industrial	$ 258.4	($1.8)	$ 256.6	$ 226.8	($0.6)	$ 226.2
Global Institutional	274.4	2.6	277.0	278.0	-	278.0
Global Energy	108.2	0.2	108.4	94.6	0.3	94.9
Other	44.2	(0.2)	44.0	46.0	-	46.0
Corporate	(39.6)	(0)	(39.7)	(41.3)	-	(41.3)
Adjusted at fixed currency rates	645.6	0.7	646.3	604.1	(0.3)	603.8
Special (gains) and charges	76.7			18.8
Reported OI at fixed currency rates	568.9			585.3
Currency impact	(8.5)			(3.4)
Consolidated reported GAAP operating income	$ 560.4			$ 581.9

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	12

Non-GAAP Financial Measures

	Twelve Months Ended December 31
	2019			2018
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 5,569.9	($103.3)	$ 5,466.6	$ 5,220.2	($11.9)	$ 5,208.3
Global Institutional	5,235.5	(35.4)	5,200.1	5,066.0	-	5,066.0
Global Energy	3,334.0	(0.1)	3,333.9	3,388.8	(2.5)	3,386.3
Other	907.5	(1.6)	905.9	855.7	(0.3)	855.4
Subtotal at fixed currency rates	15,046.9	(140.4)	14,906.5	14,530.7	(14.7)	14,516.0
Currency impact	(140.6)			137.5
Consolidated reported GAAP net sales	$ 14,906.3			$ 14,668.2

Operating Income
Global Industrial	$ 854.7	$ 1.3	$ 856.0	$ 724.4	($3.0)	$ 721.4
Global Institutional	1,042.2	4.3	1046.5	1,007.3	-	1007.3
Global Energy	379.1	0.3	379.4	338.5	2.6	341.1
Other	167.3	(0.4)	166.9	160.0	-	160.0
Corporate	(159.0)	-	(159.0)	(167.6)	-	(167.6)
Adjusted at fixed currency rates	2,284.3	5.5	2,289.8	2,062.6	(0.4)	2,062.2
Special (gains) and charges	250.1			136.0
Reported OI at fixed currency rates	2,034.2			1,926.6
Currency impact	(20.4)			20.4
Consolidated reported GAAP operating income	$ 2,013.8			$ 1,947.0

Please see Ecolab’s news release dated February 18, 2020 for additional information, including additional discussion on use of Non-GAAP financial measures.	13